EXHIBIT 31.4

Certification By Principal Financial Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Keith Pfeil, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Globus Medical, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 16, 2023	/s/ KEITH PFEIL

Keith Pfeil
Chief Financial Officer
Chief Accounting Officer
Senior Vice President
(Principal Financial Officer)